                                                                EXHIBIT 99

                        FORM 3 - JOINT FILER INFORMATION

NAME:                               BRITISH TELECOMMUNICATIONS PLC

ADDRESS:                            BT CENTRE
                                    81 NEWGATE STREET
                                    LONDON, EC1A 7AJ
                                    ENGLAND

DESIGNATED FILER:                   BT GROUP PLC

ISSUER & TICKER SYMBOL:             INFONET SERVICES CORPORATION (IN)

DATE OF EVENT
REQUIRING STATEMENT:                11/08/04

SIGNATURE:                          BY: /s/ STEPHEN J. PRIOR
                                        ----------------------------------
                                        NAME: Stephen J. Prior
                                        TITLE: Secretary